UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Acquisition of Whispering Ridge Shopping Center

On August 31, 2010, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”), through Inland Diversified Omaha Whispering Ridge, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in an approximately 69,676 square foot power center known as Whispering Ridge Shopping Center, located in Omaha, Nebraska.  We purchased this property from an unaffiliated third party, Ryan Companies U.S., Inc., for $10.2 million.  Closing costs did not exceed $75,000.  We funded the purchase price with proceeds from our public offering.

The cap rate for the property is approximately 8.61%.  In deciding to acquire this property, we considered the following:

•              The property is 100% leased to two tenants.

•              The property is located adjacent to a 200,000 square foot Super Target.

•              The property was constructed in 2008.

The two tenants of this property are Sports Authority and PetSmart.  Sports Authority pays an annual base rent of approximately $545,000 under a lease that expires in January 2019.  Under the terms of the lease, it has four five-year options to renew through January 2039.  PetSmart pays an annual base rent of approximately $419,000 under a lease that expires in May 2019.  Under the terms of the lease, it has five five-year options to renew through May 2044.  The weighted-average remaining lease term for the tenants occupying the property is approximately 8.6 years.  Each tenant is required to pay its proportionate share of real estate taxes, insurance and common area maintenance (“CAM”) costs.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Whispering Ridge, and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases
	—	—	—	0%
2010	—	—	—	0%
2011	—	—	—	0%
2012	—	—	—	0%
2013	—	—	—	0%
2014	—	—	—	0%
2015	—	—	—	0%
2016	—	—	—	0%
2017	—	—	—	0%
2018	—	—	—	0%
2019	2	69,676	964,510	100%

The table below sets forth certain historical information with respect to the occupancy rate at Whispering Ridge, expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	100%	13.84
2008	60%	7.83

*2008 was the first year of occupancy.

We believe that Whispering Ridge is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are four competitive shopping centers located within approximately five miles of Whispering Ridge.

Real estate taxes paid for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $137,000.  The amount of real estate taxes paid was calculated by multiplying Whispering Ridge’s assessed value by a tax rate of 2.22%.  For federal income tax purposes, the depreciable basis in this property will be approximately $8.0 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Acquisition of Kohl’s Bend River Promenade

On August 25, 2010, we, through Inland Diversified Bend River, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in an approximately 69,000 square foot property located in Bend, Oregon and leased to Kohl’s Department Stores, Inc. (“Kohl’s”).  We purchased this property from an unaffiliated third party, RPP Bend I-1, LLC, for $17.0 million.  Closing costs did not exceed $75,000.  We funded the purchase price with proceeds from our public offering.

The cap rate for the property is approximately 7.87%.  In deciding to acquire this property, we considered the following:

•              Kohl’s, the property’s sole tenant, is a subsidiary of Kohl’s Corporation.  According to its public Securities and Exchange Commission (“SEC”) filings, Kohl’s Corporation operated 1,058 stores in forty-nine states as of January 30, 2010, and had net sales equal to approximately $17.7 billion for the year ended January 30, 2010.

•              The Kohl’s lease expires in January 2030, and Kohl’s has eight five-year options to renew through January 2070.  Kohl’s pays an annual base rent of approximately $1.4 million, or approximately $20.11 per square foot, and its lease is a net lease, meaning that Kohl’s is responsible for the maintenance of the building and the operation, maintenance and repair of its common areas.  We are responsible for the foundation, roof and structural elements, including HVAC and parking areas, and for replacements of common area elements.

•              The property is shadow-anchored by Macy’s and Sears.

We believe that this property is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are three competitive properties located within approximately three miles of this property.

Real estate taxes paid for the fiscal year ended June 30, 2010 (the most recent tax year for which information is generally available) were approximately $8,700 at the property.  The amount of real estate taxes assessed was calculated by multiplying the property’s assessed value by a tax rate of 0.015%.  For federal income tax purposes, the depreciable basis in the property will be approximately $11.5 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

Declaration of Distributions

On September 8, 2010, our board of directors declared distributions payable to stockholders of record each day beginning on the close of business on October 1, 2010 through the close of business on October 31, 2010.  Distributions will be equal to a daily amount equal to $0.00164384 which if paid each day for a 365-day period, would equal a 6.0% annualized rate based on a purchase price of $10.00 per share.  Distributions declared during the month of October 2010 will be paid no later than November 5, 2010.

We will not use any of the net proceeds from the offering to fund these distributions.

We intend to continue paying distributions for future periods in the amounts and at times as determined by our board.  We anticipate that some or all of the monies needed to fund the distributions declared and payable for October may be funded from capital contributions that our sponsor has advised us that it intends to fund if needed.  Our sponsor has not received, and will not receive, any additional shares of our common stock for making any of these contributions.  Our sponsor previously invested $200,000 at the time of our formation.  We will not use any of this initial $200,000 contribution to fund distributions.  There is no assurance that our sponsor will continue to contribute monies to fund future distributions.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended June 30, 2010 and in our Annual Report on Form 10-K for the year ended December 31, 2009.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item        9.01        Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired

None.

(b)           Pro forma financial information

(d)           Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: September 16, 2010	By:	/s/ Steven T. Hippel
	Name:	Steven T. Hippel
	Title	Chief Accounting Officer

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions or financings had occurred on June 30, 2010.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2010, nor does it purport to represent our future financial position.  Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to June 30, 2010. The pro forma adjustments were made for Kohl’s at Calvine Pointe, Lake City Commons and Temple Terrace.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets
Net investment properties (C) (E)	$139,177,129	26,601,609	$165,778,738
Cash and cash equivalents (G)	65,118,278	29,754,134	94,872,412
Restricted cash	2,820,671	—	2,820,671
Investment in unconsolidated entity	188,500	—	188,500
Accounts and rents receivable	757,675	—	757,675
Investment in related party	—	—	—
Intangible assets, net (C) (E)	30,130,813	10,291,334	40,422,147
Deferred costs, net (H)	1,287,396	246,596	1,533,992
Other assets	692,728	—	692,728
Total assets	$240,173,190	66,893,673	$307,066,863

Liabilities and Stockholders’ Equity
Mortgages payable (C)(J)	112,594,577	15,700,000	128,294,577
Accrued offering expense	127,247	—	127,247
Accounts payable and accrued expenses	701,454	138,894	840,348
Distributions payable	611,701	—	611,701
Accrued real estate taxes payable	1,223,149	—	1,223,149
Advance rent and other liabilities	1,439,330	—	1,439,330
Intangible liabilities, net (C) (E)	7,028,919	256,000	7,284,919
Due to related parties	3,204,319	—	3,204,319
Total liabilities	126,930,696	16,094,894	143,025,590

Stockholders’ equity
Preferred stock	—	—	—
Common stock (D)	13,320	4,836	18,156
Additional paid in capital, net of offering costs (D)	117,184,688	46,393,943	163,578,631
Retained deficit (F)	(3,955,514)	—	(3,955,514)
Total stockholders’ equity	113,242,494	46,398,779	159,641,273
Noncontrolling interest (I)	—	4,400,000	4,400,000
Total equity	113,242,494	50,798,779	164,041,273
Total liabilities and equity	$240,173,190	66,893,673	$307,066,863

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2010

(unaudited)

(A)                             The historical column represents the Company’s Consolidated Balance Sheet as of June 30, 2010 as filed with the Securities Exchange Commission on Form 10-Q.

(B)                             The pro forma adjustments column include adjustments related to our acquisitions which are detailed below as follows:

	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Pro Forma Adjustments
Net investment properties	$4,325,000	13,122,859	9,153,750	26,601,609

Intangible assets, net	315,925	8,357,140	1,618,269	10,291,334

Intangible liabilities, net	240,925	—	15,075	256,000

Mortgages payable	—	10,500,000	5,200,000	15,700,000

(C)                             The proforma adjustments reflect the acquisition of the following properties by the Company.  The mortgages payable represent mortgages obtained from third parties.  No proforma adjustment has been made for prorations or other closing costs as the amounts are not significant.

Purchases	Acquisition Price	Mortgages Payable
Temple Terrace	4,400,000	—
Kohl’s at Calvine Pointe	21,479,999	10,500,000
Lake City Commons	10,756,944	5,200,000
	$36,636,943	$15,700,000

Allocation of net investments in properties:
Land	$8,520,545
Building and improvements	18,081,064
Intangible assets, net	10,291,334
Intangible liabilities, net	(256,000)
Total	36,636,943

Allocations are preliminary and subject to change.

(D)                             Additional offering proceeds of $46,398,779, net of additional offering costs of $4,527,232, are reflected as received as of June 30, 2010 based on offering proceeds actually received as of September 10, 2010.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(E)                              Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

(F)                               No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(G)                             Pro forma cash proceeds of $29,754,134 represents the cash received from the issuance of equity and mortgage financings through September 10, 2010 less the proforma net acquisition price of investments in real estate.

(H)                            Loan fees of $246,596 represent loan fees and loan fee deposits related to the mortgage debt financing as described in (C).

(I)                                 The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired Temple Terrace.  The Company and Vlass have a 49% and 51% ownership interest, respectively, in Inland Diversified/ Vlass Temple Terrace JV, LLC.  The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest in the accompanying pro forma consolidated balance sheet.

(J)                                 The loans obtained for Kohl’s at Calvine Pointe and Lake City Commons were obtained from a third party and are cross-collateralized with each other and one additional property that was not significant at the time of acquisition and therefore not included in the pro forma consolidated balance sheet. The total amount of the loan is $20,700,000 with a fixed annual interest rate of 5.70% maturing on September 1, 2010.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009. Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to December 31, 2009. The pro forma adjustments were made for Merrimack Village Center, Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, and Lake City Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X. This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2010, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$2,162,770	6,946,049	$9,108,819
Tenant recovery income	596,207	1,846,288	2,442,495
Other property income	33,394	2,897	36,291
Total income	2,792,371	8,795,235	11,587,606

General and administrative	1,773,653	—	1,773,653
Property operating expenses (E)	441,759	1,633,764	2,075,523
Real estate taxes	379,690	911,418	1,291,108
Depreciation and amortization (C)	771,331	2,330,115	3,101,446
Total expenses	3,366,433	4,875,297	8,241,730

Operating income (loss)	(574,062)	3,919,937	3,345,875

Interest income	114,931	—	114,931
Interest expense (F)	(664,564)	(2,853,385)	(3,517,949)

Net income (loss)	(1,123,695)	1,066,553	(57,142)

Net income attributable to noncontrolling interest (G)	—	(133,534)	(133,534)

Net income (loss) applicable to common shares	$(1,123,695)	933,019	$(190,676)

Net income (loss) applicable to common shareholders per common share, basic and diluted (D)	$(0.15)		$(0.01)
Weighted average number of common shares outstanding, basic and diluted (D)	7,571,865		18,155,834

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2010

(unaudited)

(A)                             The historical column represents the Company’s Consolidated Statement of Operations for the six months ended June 30, 2010 as filed with the Securities Exchange Commission on Form 10-Q.

(B)                             Total pro forma adjustments for acquisitions consumated as of September 10, 2010 are as though the properties were acquired January 1, 2009.

Total income, property operating expenses and real estate taxes for the six months ended June 30, 2010 are based on information provided by the sellers for the following properties:

Pleasant Hill Commons	The Landing at Tradition
Regal Court	Temple Terrace
Draper Crossing	Kohl’s at Calvine Pointe
Tradition Village Center	Lake City Commons

The pro forma adjustments for the six months ended June 30, 2010 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income		$138,584	1,349,165	956,417	$830,828
Tenant recovery income		46,749	265,749	149,764	386,512
Other property income		480	—	2,417	—
Total income	—	185,813	1,614,914	1,108,598	1,217,340

Property operating expenses		37,670	184,447	139,591	292,559
Real estate taxes		20,864	169,741	112,242	146,853
Depreciation and amortization		55,826	449,043	444,873	251,068
Total expenses	—	114,360	803,230	696,706	690,480

Operating income	—	71,453	811,684	411,892	526,860

Interest expense	41,531	153,364	674,592	362,650	295,051

Net income (loss)	$(41,531)	(81,911)	137,092	49,242	$231,809

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Total Pro Forma Adjustments

Rental income	$2,285,842	253,287	713,687	418,238	6,946,049
Tenant recovery income	795,735	34,646	—	167,134	1,846,288
Other property income	—	—	—	—	2,897
Total income	3,081,577	287,933	713,687	585,372	8,795,235

Property operating expenses	764,772	58,150	39,781	116,795	1,633,764
Real estate taxes	359,692	45,000	—	57,026	911,418
Depreciation and amortization	658,992	23,148	257,262	189,903	2,330,115
Total expenses	1,783,456	126,298	297,043	363,724	4,875,297

Operating income	1,298,121	161,635	416,644	221,648	3,919,937

Interest expense	863,901	—	307,857	154,439	2,853,385

Net income (loss)	$434,220	161,635	108,787	67,209	1,066,553

(C)                             Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                             The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2010 was calculated assuming all shares sold through September 10, 2010 were issued on January 1, 2009.

(E)                              Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are included in property operating expenses.  For the six months ended June 30, 2010, pro forma property operating expenses included incremental management fees of $241,240 such that management fees represent the anticipated ongoing cost to the Company.

(F)                               The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	14,984,078	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.52%	June 1, 2015
The Landing at Tradition	41,000,000	4.52%	June 1, 2015
Kohl’s at Calvine Pointe	10,500,000	5.70%	September 1, 2020
Lake City Commons	5,200,000	5.70%	September 1, 2020
	$128,329,078

The Draper Crossing loan was assumed at acquisition as such, the loan premium of $280,323 is amortized into interest expense over the remaining life of the loan.

(G)                             The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired the Property.  The Company and Vlass have a 49% and 51% ownership interest, respectively, in Inland Diversified/ Vlass Temple Terrace JV, LLC.  The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest.  Net income of the joint venture is allocated to the noncontrolling interest based on contributions as of September 10, 2010 and pursuant to the terms of the joint venture agreement.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009 or the date significant operations commenced.  Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to January 1, 2009. The pro forma adjustments were made for Merrimack Village Center, Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, and Lake City Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2009, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$64,175	17,754,408	$17,818,583
Tenant recovery income	32,068	5,179,721	5,211,789
Other property income	—	21,661	21,661
Total income	96,243	22,955,790	23,052,033

Organization	60,042	—	60,042
General and administrative	273,378	—	273,378
Property operating expenses (E)	21,838	4,470,225	4,492,063
Real estate taxes	12,335	2,629,668	2,642,003
Depreciation and amortization (C)	28,619	6,198,226	6,226,845
Total expenses	396,212	13,298,119	13,694,331

Operating income (loss)	(299,969)	9,657,670	9,357,701

Interest income	3,036	—	3,036
Interest expense (F)	—	(6,894,120)	(6,894,120)

Net income (loss)	(296,933)	2,763,550	2,466,617

Net income attributable to noncontrolling interest (G)	—	(209,640)	(209,640)

Net income (loss) applicable to common shares	$(296,933)	2,553,910	$2,256,977

Net income (loss) allocated to common shareholders per common share, basic and diluted (D)	$(0.81)		$0.12
Weighted average number of common shares outstanding, basic and diluted (D)	367,888		18,155,834

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(A)                           The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2009 as filed with the Securities Exchange Commission on Form 10-Q.

(B)                           Total pro forma adjustments for acquisitions consumated as of September 10, 2010 are as though the properties were acquired January 1, 2009.

Total income, property operating expenses and real estate taxes for the year ended December 31, 2009 is based on information provided by the seller for the following properties:

Merrimack Village Center	The Landing at Tradition
Pleasant Hill Commons	Temple Terrace
Regal Court	Kohl’s at Calvine Pointe
Draper Crossing	Lake City Commons
Tradition Village Center

The pro forma adjustments for the year ended December 31, 2009 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income	$943,093	1,065,680	3,571,208	2,387,679	$1,785,782
Tenant recovery income	318,892	355,488	871,454	473,021	806,318
Other property income	14,210	3,651	—	3,800	—
Total income	1,276,195	1,424,819	4,442,662	2,864,500	2,592,100

Property operating expenses	270,467	291,550	614,482	354,766	745,107
Real estate taxes	209,982	158,653	459,448	297,765	359,359
Depreciation and amortization	323,667	334,958	1,347,128	1,067,698	602,563
Total expenses	804,116	785,161	2,421,058	1,720,229	1,707,029

Operating income	472,078	639,658	2,021,604	1,144,271	885,071

Interest expense	358,795	413,545	1,787,770	905,930	641,670

Net income (loss)	$113,283	226,113	233,834	238,341	$243,401

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Total Pro Forma Adjustments

Rental income	$5,230,896	482,573	1,427,372	860,125	17,754,408
Tenant recovery income	1,899,595	112,200	—	342,753	5,179,721
Other property income	—	—	—	—	21,661
Total income	7,130,491	594,773	1,427,372	1,202,878	22,955,790

Property operating expenses	1,688,095	170,466	79,561	255,731	4,470,225
Real estate taxes	910,790	112,168	—	121,503	2,629,668
Depreciation and amortization	1,581,581	46,296	514,527	379,808	6,198,226
Total expenses	4,180,466	328,930	594,088	757,042	13,298,119

Operating income	2,950,025	265,843	833,284	445,836	9,657,670

Interest expense	1,879,020	—	606,995	300,395	6,894,120

Net income (loss)	$1,071,005	265,843	226,289	145,441	2,763,550

(C)                           Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocations for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                           The proforma weighted average shares of common stock outstanding for the year ended December 31, 2009 was calculated assuming all shares sold through September 10, 2010 to purchase each of the properties were issued on January 1, 2009.

(E)                            Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are included in property operating expenses.  For the year ended December 31, 2009, pro forma property operating expenses included incremental management fees of $578,596 such that management fees represent the anticipated ongoing cost to the Company.

(F)                             The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	14,984,078	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.52%	June 1, 2015
The Landing at Tradition	41,000,000	4.52%	June 1, 2015
Kohl’s at Calvine Pointe	10,500,000	5.70%	September 1, 2020
Lake City Commons	5,200,000	5.70%	September 1, 2020
	$128,329,078

The Draper Crossing loan was assumed at acquisition as such the loan premium of $280,323 is amortized into interest expense over the remaining life of the loan.

(G)                           The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired Temple Terrace.  The Company and Vlass have a 49% and 51% ownership interest, respectively, in Inland Diversified/ Vlass Temple Terrace JV, LLC.  The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest.  Net income of the joint venture is allocated to the noncontrolling interest based on contributions as of September 10, 2010 and pursuant to the terms of the joint venture agreement.